UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of report
                (Date of earliest event reported): March 21, 2006
                                                   --------------


                           OCWEN FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Florida                    1-13219                      65-0039856
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(State or other jurisdiction       (Commission                (I.R.S. Employer
       of incorporation)           File Number)              Identification No.)


          1601 Worthington Road, West Palm Beach, Florida          33401
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              (Address of principal executive office)            (Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Appointment of Principal Officers.

On March 14, 2006, Ocwen Financial Corporation hired David J. Gunter, 47, to serve as Chief Financial Officer of the Company. Mr. Gunter brings with him over 20 years of finance and accounting management experience. Most recently he held the position of Senior Vice President, Corporate Finance at Equifax Inc. where he was a Section 16(b) officer, responsible for managing SEC reporting, Sarbanes Oxley Section 404 implementation, planning analysis, real estate and procurement. Mr. Gunter held the position of Chief Financial Officer for Cingular Wireless East Region from 2001 to 2002, after serving in the role of Chief Financial Officer and various other executive positions for BellSouth Corporate Technology from 1994 to 2001. He received his BSBA in Accounting from Concord College and his MPA from West Virginia University.


Item 9.01   Financial Statements and Exhibits

(a)-(b)  Not applicable.

(c)      Exhibits

         The following exhibits are filed as part of this report:

         99.1    Text of a press release by the Registrant dated March 21, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                   OCWEN FINANCIAL CORPORATION
                                   ---------------------------
                                   (Registrant)


                                   By: /s/ WILLIAM C. ERBEY
                                       -----------------------------------------
                                       William C. Erbey, Chief Executive Officer

Date: March 21, 2006